Exhibit 10.2

URANIUM RESOURCES, INC.

AMENDED AND RESTATED
PLACEMENT AGENCY AGREEMENT

May 13, 2008

Oppenheimer & Co. Inc.

300 Madison Avenue, 3rd Floor

New York, New York 10017

Ladies and Gentlemen:

Uranium Resources, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions contained herein, to issue and sell (i) shares (the “Shares”) of common stock, $0.001 par value (the “Common Stock”), (ii) warrants to purchase shares of Common Stock (the “Warrants”), and (iii) ratchet warrants to purchase shares of Common Stock (the “Ratchet Warrants” and, together with the Shares and the Warrants, the “Securities”), directly to certain purchasers (collectively, the “Purchasers”), by executing a Securities Purchase Agreement with each Purchaser, substantially in the form attached hereto as Exhibit A (the “Securities Purchase Agreement”).  The Company has engaged Oppenheimer & Co. Inc. as its exclusive placement agent (the “Placement Agent”) to introduce the Company to the Purchasers.  The Securities are more fully described in the Securities Purchase Agreement, the Warrants, the Ratchet Warrants, and the Memorandum (as defined below).

The Company has prepared a Confidential Private Placement Memorandum dated April 15, 2008, as supplemented by the Supplement to Confidential Private Placement Memorandum and the Supplement to Confidential Private Placement Memorandum dated May 13, 2008 (collectively, with all exhibits thereto and the documents incorporated by reference therein, and as further supplemented or amended, if applicable, the “Memorandum”), relating to the offering of the Securities.

In connection with its duties as the Placement Agent, the Company hereby confirms that the Placement Agent is authorized to distribute only the Memorandum and the documents incorporated by reference therein (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Placement Agent) and no other documents.

Section 1.               Agreement to Act as Placement Agent.

1.1           On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement and the letter agreement dated as of April 8, 2008 between the Company and the Placement Agent, as amended or modified (the “Letter Agreement”), the Placement Agent agrees to act as the Company’s exclusive placement agent in connection with the issuance and sale of the Securities by the Company to the Purchasers.

(a)           It is understood that the Placement Agent’s obligations under this Agreement are strictly on a reasonable best efforts basis and that the consummation of the transactions contemplated hereby and by the Securities Purchase Agreement will be subject to, among other things, market conditions.

(b)           The Placement Agent shall have no authority to bind the Company.

(c)           The Company acknowledges and agrees that this is not an agreement by the Placement Agent or any of its affiliates to underwrite or purchase any securities or otherwise provide any financing.

(d)           The Company acknowledges and agrees that the Placement Agent has acted and will act on an arm’s length basis and has not acted and will not be acting as financial advisor, agent or fiduciary to the Company or any other person.  Additionally, the Company acknowledges and agrees that the Placement Agent has not and will not advise the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction.  The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Placement Agent shall have no responsibility or liability to the Company or any other person with respect thereto, whether arising prior to or after the date hereof.  Any review by the Placement Agent of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Placement Agent and shall not be on behalf of the Company.  The Company agrees that it will not claim that the Placement Agent has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company or any other person in connection with any such transaction or the process leading thereto.

1.2           Payment by the Purchasers of the purchase price for, and delivery of, the Securities will be made in accordance with the terms and conditions of the Securities Purchase Agreement on the Closing Date (as defined in the Securities Purchase Agreement).

(a)           Payment of the purchase price for the Securities shall be made by the Purchasers directly to, or upon the order of, the Company by wire transfer in Federal (same day) funds.  The Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request, on behalf of the Purchasers, at least one business day before the Closing Date.

(b)           During the term of this Agreement, pursuant to Section 7 herein, the Company will not, and will not permit its representatives to, other than in coordination with the Placement Agent, contact or solicit institutions, corporations or other entities or persons as potential purchasers of the Securities.  Furthermore, the Company agrees that all inquiries, whether direct or indirect, from prospective Purchasers during the term of this Agreement will be referred to the Placement Agent, and as a result will be deemed to have been contacted by the Placement Agent in connection with its duties under this Agreement.

1.3           As compensation for the services hereunder, the Company agrees to pay the Placement Agent the fees specified by the Letter Agreement.

1.4           In addition to any obligation under the Letter Agreement, the Company will pay for, or reimburse the Placement Agent if paid for, all reasonable out-of-pocket costs and expenses incident to the performance of the obligations of the Company under this Agreement, including those relating to:  (i) the preparation of this Agreement, the preparation and distribution of the Memorandum and the preparation and filing of the registration statements on Form S-3 or other appropriate form covering the resale by the Purchasers (each, a “Registration Statement”) of the Shares, the shares of Common Stock underlying the Warrants (the “Warrant Shares”), and the shares of Common Stock underlying the Ratchet Warrants (the “Ratchet Warrant Shares”), including all exhibits thereto, any preliminary prospectuses, the prospectuses, all amendments and supplements to the Registration Statements and the prospectuses and any document incorporated by reference therein; (ii) the preparation and delivery of certificates for the Shares, the Warrant Shares and the Ratchet Warrant Shares; (iii) the registration or qualification of the Securities, the Warrant Shares and the Ratchet Warrant Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 4.3, including the fees and disbursements of counsel for the Placement Agent in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Placement Agent of copies of the Memorandum and all amendments or supplements to the Memorandum, and of the several documents required by this Agreement to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Securities; (v) inclusion of the Shares, the Warrant Shares and the Ratchet Warrant Shares for quotation on the NASDAQ Global Market; (vi) the costs and expenses of the Company relating to investor presentations in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of slides and graphics, fees and expenses of any consultants engaged in connection with the presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with any investor presentations; (vii) all transfer taxes, if any, with respect to the sale and delivery of the Securities by the Company; and (viii) fees, disbursements and other charges of counsel to the Placement Agent.

Section 2.               Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants with respect to itself and each of its subsidiaries to, and covenants with, the Placement Agent on the date hereof (except with respect to Section 2.1, which representation, warranty and covenant shall be made as of each Closing Date) and as of each Closing Date (or such other date specified below) as follows:

2.1           Each director and executive officer of the Company listed on Schedule I has delivered to the Placement Agent his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit B hereto (“Lock-Up Agreement”).

2.2           Commencing upon the signing of the Letter Agreement between the Company and the Placement Agent and ending after the close of trading on the NASDAQ Global Market on the date which is the later of (i) the effective date of the Registration Statement for the Shares and the Warrant Shares or (ii) the ninetieth day following the Closing Date (the “Lock-Up

Period”), the Company will not, without prior written consent of the Placement Agent, sell, contract to sell or otherwise dispose of or issue any securities of the Company, except pursuant to previously issued options, any agreements providing for anti-dilution or other stock purchase or share issuance rights in existence on the date hereof, any employee benefit or similar plan of the Company in existence on the date hereof.

2.3           The Company hereby makes the representations and warranties made by it in Section 4 of the Securities Purchase Agreements to the same extent as if such representations and warranties had been made in full herein and made directly to the Placement Agent.

2.4           The Company hereby acknowledges and agrees with the acknowledgments and agreements and makes the covenants of Section 5.12 of the Securities Purchase Agreements to the same extent as if such terms had been made in full herein and made directly with the Placement Agent and the Placement Agent shall be entitled to rely on same.

Section 3.               Conditions of the Placement Agent’s Obligations.  The obligations of the Placement Agent under this Agreement are subject to each of the following terms and conditions:

3.1           The representations and warranties of the Company contained in the Securities Purchase Agreements, this Agreement and in the certificates delivered pursuant to Section 3.2 below shall be true and correct when made and on and as of such Closing Date as if made on such date.  The Company shall have performed, in all material respects, all covenants and agreements and satisfied, in all material respects, all the conditions contained in this Agreement and contained in the Securities Purchase Agreements required to be performed or satisfied by it at or before such Closing Date.

3.2           The Placement Agent shall have received on such Closing Date certificates, addressed to the Placement Agent and dated such Closing Date, of the chief executive officer and the chief financial officer of the Company (a) to the effect that: (i) the representations and warranties of the Company in this Agreement and the Securities Purchase Agreements were true and correct when made and are true and correct as of such Closing Date; and (ii) the Company has performed, in all material respects, all covenants and agreements and satisfied, in all material respects, all the conditions contained in this Agreement and each Securities Purchase Agreement; and (b) in form and substance reasonably satisfactory to the Placement Agent, containing statements and information with respect to certain information regarding mining, mineralized materials of uranium deposits, uranium production, leases and related financial information contained in the Memorandum.

3.3           The Placement Agent shall have received on such Closing Date from Baker & Hostetler LLP, counsel for the Company, an opinion, addressed to the Placement Agent and each of the Purchasers and dated such Closing Date, in form and substance reasonably satisfactory to the Placement Agent and its counsel.

3.4           The Placement Agent shall have received on such Closing Date a signed letter from Hein & Associates, LLP addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Memorandum.

3.5           The Placement Agent shall have received on such Closing Date a signed letter from Behre Dolbear & Company (USA), Inc. addressed to the Placement Agent, in form and substance reasonably satisfactory to the Placement Agent, containing statements and information with respect to certain information regarding the Company’s non-reserve mineralized materials of uranium deposits contained in the Memorandum.

3.6           The Placement Agent shall have received copies of the Lock-Up Agreements executed by each director and executive officer of the Company listed on Schedule I.

3.7           The Shares and the Warrant Shares shall have been approved for quotation on the NASDAQ Global Market, subject only to official notice of issuance.  In addition, on the date of their issuance, the Ratchet Warrant Shares shall have been approved for quotation on the NASDAQ Global Market, subject only to official notice of issuance.

3.8           The Company shall have furnished or caused to be furnished to the Placement Agent such further certificates or documents as the Placement Agent shall have reasonably requested.

Section 4.               Covenants of the Company.

4.1           The Company will comply with the registration procedures set forth in Section 7 of the Securities Purchase Agreement.

4.2           The Company shall cooperate with the Placement Agent and its counsel in endeavoring to qualify the Securities, the Warrant Shares and the Ratchet Warrant Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Placement Agent may reasonably designate and shall maintain such qualifications in effect so long as required for the distribution of the Securities, the Warrant Shares and the Ratchet Warrant Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation in any jurisdiction where it is not so qualified as of the date hereof or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction where it is not so subject as of the date hereof.

4.3           The Company shall make all filings required under applicable securities laws and by the NASDAQ Global Market (including any required registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) in connection with the initial sale of the Securities to the Purchasers in each jurisdiction where any such sale is made.

4.4           The Company shall, immediately upon discovery of (a) any material change, actual or contemplated, of which it is or becomes aware, or (b) any fact or information which the Company believes is material or could require the making of any amendment, supplement or revision to any materials used in connection with the offering, issuance and sale of the Securities (an “Amendment”), in each case, relating to the securities, assets, business (including business prospects and contemplated acquisitions) or affairs of the Company, or any of its subsidiaries, its affiliates or the information provided to the Placement Agent concerning the Company or any of its subsidiaries, or the offering, issuance and sale of the Securities,

(a)           notify the Placement Agent in writing of the full particulars,

(b)           with the Placement Agent’s and its counsel’s participation, prepare and distribute the Amendment in the manner permitted or required by the applicable securities or Blue Sky laws of the various jurisdictions referred to in Section 4.3, and

(c)           provide the Placement Agent with that number of copies of the Amendment as the Placement Agent may reasonably request.

The Company shall discuss with the Placement Agent any such change, event or fact which is of such a nature that there is reasonable doubt as to whether such notice in writing need be given.

4.5           Prior to the Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Securities without the prior written consent of the Placement Agent unless in the reasonable judgment of the Company and its counsel, and after prior notification to the Placement Agent, such press release or communication is required by law.

4.6           The Company will apply the net proceeds from the offering of the Securities substantially in the manner set forth under “Use of Proceeds” in the Memorandum.

4.7           The Company will pay, or reimburse if paid by the Placement Agent, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, any monies owing to the Placement Agent pursuant to Section 1 of this Agreement and pursuant to the Letter Agreement.

4.8           At the time of delivery thereof to each Purchaser and on the Closing Date, the Memorandum will comply with the requirements of the applicable securities and Blue Sky laws of the various jurisdictions referred to in Section 4.3.

Section 5.               Indemnification.

5.1           The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and present and former directors, officers, employees, agents, advisers and each person, if any, who controls, within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”) or Section 20 of the Exchange Act, the Placement Agent (each such person, an “indemnified party”) to the extent permitted by law from and against any and all losses, claims, damages and liabilities, joint or several (collectively, the “Damages”), to which they, or any of them, may become subject in connection with, relating to or arising from or based in whole or in part upon (a) any transaction contemplated by this Agreement or the engagement of or performance of services by an indemnified party hereunder, (b) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or in the documents incorporated by reference therein, or in any Registration Statement or the prospectus included therein or any amendment or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction referred to in Section 4.2 to qualify any or all of the Securities, the Warrant Shares or the Ratchet Warrant Shares under the securities laws thereof (or as may be otherwise required) (any such application, document or information being hereinafter referred to as a “Blue Sky Application”) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (c) any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse each indemnified party for all fees and expenses (including any reasonable fees and expenses of counsel) incurred in connection with investigating, preparing, pursuing or defending any threatened or pending claim, action, proceeding or investigation (collectively, the “Proceedings”) and any amount paid in settlement of, any action, suit or proceeding or any claim asserted therefrom, whether or not such indemnified party is a formal party to such Proceeding, and in enforcing this Agreement.  The Company shall not be liable to any such indemnified party to the extent that any Damages in connection with (a) above are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of the indemnified party seeking indemnification hereunder.  The Company also agrees that no indemnified party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to the Company or any person asserting claims on behalf of the Company arising out of or in connection with any transactions contemplated by this Agreement or the engagement of or performance of services by any indemnified party hereunder except to the extent that any Damages are found in a final non-appealable judgment by a court of competent jurisdiction to have resulted solely from the gross negligence or willful misconduct of such indemnified party.

5.2           Any party that proposes to assert the right to be indemnified under this Section 5 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served.  No indemnification provided for in this Section 5 shall be available to any party who shall fail to give notice as provided in this Section 5.2 to the extent the party to whom notice was not given was materially prejudiced by the failure to give such notice but the omission to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section.  In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof.  The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties.  All such fees and expenses will be reimbursed by the indemnifying party promptly as they are incurred.  The indemnifying party may not without the prior written consent of the indemnified party (which consent may not be unreasonably withheld), enter into any waiver, release, settlement or compromise or consent to the entry of any judgment in any Proceeding in respect of which indemnification has been sought hereunder (whether or not such indemnified party is a formal party to such Proceeding), unless such waiver, release, settlement, compromise or consent (a) includes an unconditional release of the Placement Agent and each indemnified party from all liability arising out of such Proceeding and (b) does not contain any factual or legal admission by or with respect to any indemnified party or any adverse statement with respect to the character, professionalism, expertise or reputation of any indemnified party or any action or inaction of any indemnified party.  An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

Section 6.               Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 5 is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any Damages or Expenses referred to therein, then each indemnifying party shall contribute to the aggregate Damages and Expenses (including any amount paid in settlement of any Proceeding) paid or payable by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and/or its security holders on the one hand and the Placement Agent on the other hand, in connection with the matters covered by this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative faults of the Company and/or its security holders on the one hand and the Placement Agent on the other hand as well as any other relevant equitable considerations.  The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by any method of allocation which does not take account of the equitable considerations referred to above.  The aggregate amount of Damages and Expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such transaction or any such untrue or alleged untrue statement or omission or alleged omission.  The Company agrees that for purposes of this Section 6, the relative benefits to the Company and/or its security holders and the Placement Agent in connection with the matters covered by this Agreement will be deemed to be in the same proportion that the total value paid or received or to be paid or received by the Company and/or its security holders in connection with the transactions contemplated by this Agreement, whether or not consummated, bears to the fees paid to the Placement Agent under this Agreement and the Letter Agreement; provided, that in no event will the total contribution of all indemnified parties to all such Damages and Expenses exceed the amount of fees actually received and retained by the Placement Agent under this Agreement and the Letter Agreement (excluding any amounts received by the Placement Agent as reimbursement of Expenses).  Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement or omission or any alleged conduct relates to information provided by the Company or other conduct by the Company (or its employees or other agents) on the one hand, or by the Placement Agent, on the other hand.

For purposes of this Section 6, each person, if any, who controls, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, the Placement Agent shall have the same rights to contribution as the Placement Agent.  Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be under this Section 6, shall notify any such party or parties from whom contribution may be sought, but the omission so to notify shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6.  No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

The indemnification, reimbursement and contribution obligations of the Company under Sections 5 and 6 of this Agreement will be in addition to any liability which the Company may have at common law or otherwise to any indemnified party and will be binding and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an indemnified party.  The provisions of Sections 5 and 6 of this Agreement shall survive the termination or modification of this Agreement.

Section 7.               Term; Termination.

7.1           This Agreement will commence on the date hereof and terminate on the date on which a party receives written notice of termination from another party or the date on which all services required to be completed by the Placement Agent have been completed, and the Company shall have paid to the Placement Agent all fees earned and reimbursed the Placement Agent for all reasonable expenses incurred, in accordance with Section 1 hereof.

7.2           The Company or the Placement Agent may terminate this Agreement at any time.

7.3           The Company agrees that this Section 7 and the provisions of this Agreement relating to the payment of fees, reimbursement of expenses, indemnification and contribution, confidentiality, waiver of the right to trial by jury, and the Letter Agreement will, subject to the terms of the Letter Agreement, survive any termination of this Agreement.

Section 8.               Miscellaneous.

8.1           The respective agreements, representations, warranties, indemnities and other statements of the Company and the Placement Agent, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the

Placement Agent or the Company or any of their respective officers, directors or controlling persons referred to in Sections 5 and 6 hereof, and shall survive delivery of and payment for the Securities.

8.2         This Agreement has been and is made for the benefit of the Placement Agent, the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Placement Agent, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successors and assigns” shall not include any Purchaser merely because of such purchase.

8.3         All notices and communications hereunder shall be in writing and mailed or delivered or by electronic mail, telephone or facsimile,

(a)          if to the Placement Agent:

Oppenheimer & Co. Inc.

125 Broad Street

New York, New York 10004

Attention: Jessica Cracolici

Fax: (212) 667-6141

with a copy to

Morrison & Foerster LLP

1290 Avenue of the Americas

New York, New York 10104

Attention: Anna T. Pinedo, Esq.
Fax: (212) 468-7900

(b)          if to the Company:

Uranium Resources, Inc.
405 State Highway 121 Bypass

Building A, Suite 110

Lewisville, Texas 75067

Attention: Thomas H. Ehrlich, Vice President and CFO
Fax: (972) 219-3311

with a copy to

Baker & Hostetler LLP

303 East 17th Avenue

Suite 1100

Denver, Colorado 80203

Attention:  Alfred C. Chidester

8.4           This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein.  The Company irrevocably submits to the jurisdiction of any court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of this Agreement or the engagement of the Placement Agent hereunder.

8.5           Each of the Company and the Placement Agent hereby waives any right it may have to a trial by jury in respect of any claim brought by or on behalf of either party based upon, arising out of or in connection with this Agreement, or the transactions contemplated hereby.

8.6           This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

8.7           This Agreement shall have no effect on the Letter Agreement, which shall remain in full force and effect in accordance with its terms.

[THIS PAGE LEFT INTENTIONALLY BLANK – SIGNATURE PAGE FOLLOWS]

Please confirm that the foregoing correctly sets forth the agreement among us.

Very truly yours,

URANIUM RESOURCES, INC.

By:
Name:
Title:

Confirmed:

OPPENHEIMER & CO. INC.

By:
Name:
Title:

Schedule I

List of Stockholders to Sign Lock-up

Craig S. Bartels

David N. Clark

Terence J. Cryan

Thomas H. Ehrlich

Leland O. Erdahl

George R. Ireland

Marvin K. Kaiser

William M. McKnight, Jr.

Mark S. Pelizza

Richard A. Van Horn

Paul K. Willmott

EXHIBIT A

FORM OF SECURITIES PURCHASE AGREEMENT

[ATTACHED]

EXHIBIT B

FORM OF LOCK-UP AGREEMENT

April     , 2008

Oppenheimer & Co. Inc.

300 Madison Avenue, 3rd Floor

New York, New York 10017

Re:         Private Offering of Common Stock and Warrants and Ratchet Warrants to Purchase Common Stock of Uranium Resources, Inc.

Gentlemen:

The undersigned, a holder of common stock, $0.001 par value (“Common Stock”) or rights to acquire Common Stock, of Uranium Resources, Inc. (the “Company”) understands that the Company intends to issue Common Stock (the “Shares”) and warrants (the “Warrants”) and ratchet warrants to purchase Common Stock in a private placement described in a Confidential Private Placement Memorandum (the “Offering”) and subsequently to file Registration Statements on Form S-3 with the Securities and Exchange Commission for the resale of Common Stock (each, a “Registration Statement”).  The undersigned further understands that you are contemplating entering into a Placement Agency Agreement with the Company in connection with the Offering.

In order to induce the Company and you to enter into the Placement Agency Agreement and to induce you to act as the Placement Agent in the Offering, the undersigned agrees, for the benefit of the Company and you, as the Placement Agent, that commencing upon the signing of the Placement Agency Agreement, dated April 15, 2008 (the “Placement Agency Agreement”), between the Company and the Placement Agent relating to the Offering and ending after the close of trading on the NASDAQ Global Market on the date which is the later of (a) the effective date of the Registration Statement for the Shares and shares of Common Stock underlying the Warrants and (b) 90 days subsequent to the Closing Date (as defined in the Placement Agency Agreement) (the “Lock-Up Period”), the undersigned will not, without your prior written consent, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the undersigned on the date hereof or hereafter acquired.  The foregoing sentence shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Placement Agent to be bound by the terms hereof, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Placement Agent to be bound by the terms hereof, (c) sales of Common Stock pursuant to the terms of a Rule 10b5-1 plan of the undersigned in existence prior to the date hereof, if any, (d) the sale or transfer of shares of Common Stock for cash to the extent necessary to pay taxes incurred as a direct result of the exercise of options to purchase Common Stock after the date hereof (which options were issued pursuant to the Company’s stock option plans and deferred compensation plans), or (e) with respect to sales or purchases of Common Stock acquired on the open market after the date of the Offering.

Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period; the restrictions imposed in this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act of 1933, as amended and the Company’s securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering.  The undersigned further agrees that, during the Lock-Up Period, the undersigned will not, without your prior written consent, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

The undersigned confirms that he, she or it understands that the Placement Agent and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering.  This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.  The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent against the transfer of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.

This agreement shall terminate and the undersigned shall be released from the undersigned’s obligations hereunder if the Company does not proceed with the Offering with the Placement Agent and notifies the Placement Agent in writing of the same.

Very truly yours,

Signature

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